UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2003

DaVita Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4034	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 792-2600

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 5, 2003, announcing the registrant’s financial results for the quarter ended March 31, 2003

Item 9.    Regulation FD Disclosure – Information Provided Under Item 12.

The information contained in this Current Report is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” but is instead being furnished under Item 9, “Regulation FD Disclosure” pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. To supplement our consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, we use non-GAAP measures of earnings before interest, taxes, depreciation, and amortization, or EBITDA, free cash flow, rolling twelve (12) months operating cash flows, and leverage ratio (debt/EBITDA), which are adjusted from operations based on GAAP to exclude certain items of income and expense. These non-GAAP measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items of income and expense that may not be indicative of longer-term customary operating results. In addition, because we have historically reported certain non-GAAP results to investors, we believe the inclusion of non-GAAP numbers provides consistency and comparability in our financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. A reconciliation of the non-GAAP measures is included in the attached press release, which reconciles the non-GAAP measures to the most comparable financial measure calculated and presented in accordance with GAAP.

2

The attached press release also contains forward-looking statements relating to our performance during 2003. A more thorough discussion of certain factors which may affect our operating results is included under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and will also be included in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 to be filed in the second quarter of 2003.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: May 5, 2003	/s/ STEVEN J. UDICIOUS
Steven J. Udicious Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 5, 2003, announcing the registrant’s financial results for the quarter ended March 31, 2003